Exhibit No. 10







                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the use of our reports on the Money Market Portfolio, Global Equity Portfolio, Growth & Income Portfolio, High Grade Fixed Income Portfolio, Aggressive Growth Portfolio, Balanced Portfolio, Growth Portfolio, Strategic Fixed Income Portfolio, Tactical Allocation Portfolio, Small Cap Portfolio, Strategic Income Portfolio, High Income Portfolio and Global Income Portfolio dated February 16, 2000, in this Registration Statement (Form N-1A No. 33-10438) of Mitchell Hutchins Series Trust.


                                                  /s/ ERNST & YOUNG LLP
                                                  -----------------------
                                                  ERNST & YOUNG LLP

New York, New York
March 31, 2000

                                                                 Exhibit No. 10







                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information of the Strategy Portfolio, in this Registration Statement (Form N-1A No. 33-10438) of Mitchell Hutchins Series Trust.


                                                  /s/ ERNST & YOUNG LLP
                                                  ------------------------
                                                  ERNST & YOUNG LLP

New York, New York
March 31, 2000